cobra
making tomorrow's medicines

Service Proposal
O781

Advaxis

The Technology Centre of New Jersey
Suite 117
675 U.S. Route 1
North Brunswick, NJ
08902

May 14, 2007

Inquiries regarding this proposal should be directed to:

Jason Rahal
Senior VP Business Development
Telephone: (773) 478-5334
Fax: (773) 478-4221
email: jason.rahal@cobrabio.com

Cobra Biomanufacturing Plc
Stephenson Building
The Science Park
Keele,
Staffordshire
ST5 5SP, UK

cobra
making tomorrow's medicines

Executive Summary

Advaxis has requested a service proposal from Cobra for the provision of research, development and technical consultancy services.

The program consists of the following stages:

1. Protocol Generation
2. Freezing Study
3. Formulation buffer evaluation
4. Analysis
5. Report
6. Post-Lyophilization QC Analysis

The price for this program is £47,250. This price does not include the cost of raw materials, consumables, process-specific equipment, or third party testing.

Scope of Work

Stage 1: Protocol Generation

Aim of stage:

Generate a protocol for the work program.

The following work will be performed:

A protocol will be generated, identifying the following:

- Cell culture procedure
- Formulation details
- Product concentration
- Sample containers
- Aliquot size
- Sample storage conditions
- Shipping procedures
- Analysis of pre and post lyophilized material

Deliverables from Cobra:

- Protocol for the work program

Deliverables from Advaxis:

- Approval of protocol from Advaxis

Stage 2: Freezing Study

Aim of stage:

A study will be performed with the intended product containers to verify the freeze-thaw procedure prior to the formulation buffer evaluation in Stage 3.

The following work will be performed:

a) Aliquots of the formulations buffers identified in Appendix A will be frozen at minus 80°C. Buffers will be frozen at 100mL scale in 1L Stedim bags. The freezing and thawing conditions will be monitored. Photographs of the material will be taken after freezing.

b) Samples of the buffers will be shipped to Advaxis for lyophilization experiments.

Deliverables from Cobra:

- Supply of frozen formulation buffers
- Technical update

Assumptions:

For the purpose of this proposal it is assumed that:

- Visual appearance and photographs will be suitable to determine freeze/thaw rates.

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making tomorrow's medicines

Stage 3: 5L Fermentation and Formulation Buffer Evaluation

Aim of stage:

Evaluation of novel formulation buffers to protect the cells during freezing, shipping and lyophilization.

The following work will be performed:

a) One 5L fermentation will be conducted to supply *Listeria monocyotgenes* for the study.

b) Material will be formulated as detailed in Attachment A at a concentration of 1 x 10^{10} CFU/mL and aliquoted with a 100mL fill in a 1L Stedim bag. Three aliquots of product in each buffer will then be frozen at –80°C in Stedim bags. Following 48 hours of storage one of the aliquots of each buffer will be thawed and a viable count performed.

c) The thawed material will then be placed into five cryovials and re-frozen. Following at least 48 hours at -80°C. The material will be thawed and another viable count performed.

d) Product formulated into the control buffer will also be frozen at 1L scale in a 10L Stedim bag. The material will be thawed and the viable cell concentration measured. This data will support scale up for future manufactures.

e) One of the remaining two aliquots of each buffer will be shipped to Advaxis for lyophilization studies. The third aliquot will be kept as a retain sample until the lyophilization work is complete.

d) Retain samples in cryovials will be taken during the PBS wash stage and frozen at -80°C for later QC analysis in order to demonstrate similar quality to Phase I Lovaxin C. A 2% glycerol solution will be added as a cryoprotectant.

Deliverables from Cobra:

- Material for lyophilization studies
- Technical update

Deliverables from Advaxis:

- Approval of acceptable buffers to be sent to the lyophilization house from Advaxis

[redacted]

Assumptions:

For the purpose of this proposal it is assumed that:

- One 5L fermentation will provide sufficient material for Stage 4
- Approval of Cobra GM Committee for shipment of material on dry ice in Stedium bags or an alternative type of container

cobra
making tomorrow's medicines

Stage 4: Analysis

Aim of stage:

QC Analysis of the bulk material generated in Stage 3 to demonstrate product functionality/purity/viability prior to lyophilization studies.

The following work will be performed:

a) A sample of the bulk cell suspension will be tested to the specification used to clear the formulated bulk product these tests are outlined below:-

- Purity by counter selection
- Viable count
- Confirmation of species using API *Listeria*
- Haemolysis test
- Macrophage Infection Assay
- Western Blot

Deliverables from Cobra:

- QC Report

Assumptions:

For the purpose of this proposal it is assumed that:

- One QC clearance will be required on the material from Stage 4 as a bulk formulated in PBS with 2% glycerol as a cryoprotectant.

Stage 5: Reports

Aim of stage:

A detailed report on the studies performed will be generated

Deliverables from Cobra:

- Final Report

[redacted]

making tomorrow's medicines

Stage 6: Post Lyophilization QC Analysis

Aim of stage:

To perform a QC analysis of one sample following the lyophilization studies to demonstrate the product is viable/functional/pure.

The following work will be performed:

a) Up to five samples of post-lyophilization material will be received from Advaxis. The cells will be reconstituted and viable counts performed. The viable cell concentration will be used to select one sample for part (b).

b) One sample (ie one formulation buffer) will be selected following lyophilization studies and a range of QC tests will be carried out.

- Purity by counter selection
- Viable count
- Confirmation of species using API *Listeria*
- Haemolysis test
- Macrophage Infection Assay
- Western Blot

Deliverables from Cobra:

- QC Report

Assumptions:

For the purpose of this proposal it is assumed that:

- One sample from the 5 formulation buffers will be selected and a QC clearance will be carried out. If further QC clearances are required then they will be carried out as a variation.

cobra
making tomorrow's medicines

Project Summary

Project Stage	Advaxis Activities	Cobra Activities	Deliverables
Capacity Reservation	Payment of reservation fee	Reservation of resources	Confirmation of reservation
Stage 1		Generation of Protocol	Protocol
Stage 2		Freezing Study	Report
Stage 3	Decision on Buffers to be shipped	Cell Culture	Material form 5L
Stage 4		Analysis	Report
Stage 5		Report	Final Report
Stage 6		QC of Post-Lyo Material	QC Report

Payment Table

Milestone	Cobra Deliverable	Percent of Price
Capacity Reservation	Cobra will reserve the necessary resources for the project	£18,900.00
Stage 1	Protocol for the program	£4,725.00
Stage 2	Technical Update	£4,725.00
Stage 3	Material form 5L fermentation	£4,725.00
Stage 4	QC Report	£4,725.00
Stage 5	Final Report	£4,725.00
Stage 6	QC Report	£4,725.00

Project subtotal: £47,250. This figure does not included outsourced testing activities, materials or equipment costs. Materials are estimated at £ 3,000.

cobra
making tomorrow's medicines

Confidentiality and Communication

This proposal has been prepared by Cobra for Advaxis. This proposal contains information proprietary to Cobra and must not be copied or otherwise distributed other than for the purpose of review by Advaxis, in accordance with the terms of the existing CDA.

All Advaxis related information, including this proposal, will be treated in strict confidence. To further protect Advaxis confidentiality, each client is assigned a unique identifying code that is used to refer to the client and the client's product throughout Cobra's facility. All client information is treated in the same manner as controlled documents.

Any questions regarding this estimate should be directed to:

Jason Rahal
Senior VP Business Development
Telephone: (773) 478-5334
Fax: (773) 478-4221
email: jason.rahal@cobrabio.com

cobra
making tomorrow's medicines

Terms of Payment / Sign-off Sheet

Contract Number: O781

Provision of Research and Development Technical Consultancy Services

Upon signature of this Service Proposal reference number O781, Cobra Biologics Ltd., a wholly-owned subsidiary of Cobra Biomanufacturing Plc, will issue an invoice for £18,900 as a Capacity Reservation Fee for Cobra's resources used for the Advaxis project and Advaxis shall pay to Cobra such Capacity Reservation Fee payable by return wire transfer (Net Immediate).

Receipt of the payment will reserve the resources to conduct this program. Payments are non-refundable.

The terms and conditions of the Strategic Collaboration and Long Term Vaccine Supply Agreement ("the Agreement") having an effective date of October 31, 2005 will apply to this Service Proposal. Upon signature of this Service Proposal, this document automatically becomes a Service Schedule under "the Agreement", will be referenced: O781 and shall form a separate and distinct Contract under the umbrella terms of "the Agreement".

On commencement of the Services, each stage will be invoiced in accordance with the payment table. Such payments will be due 30 days from the date of the invoice.

Raw materials, process-specific equipment, and third party testing will be invoiced to Advaxis upon receipt of invoices by Cobra. Such invoices will be payable by return wire transfer (Net Immediate).

This proposal is valid until May 21, 2007.

For:	**Advaxis, Inc.**	For:	**Cobra Biologics Ltd.**
Accepted By:	John Rothman	Accepted By:	David R. Thatcher
Signature:	John Rothman	Signature:	
Title:	V.P. Clinical Development	Title:	Chief Executive Officer
Date:	22 May 2007	Date:	18th May 2007

Attachment A

Control buffer; PBS with 2% with NaCl

Buffer 1; PBS, 20g/L Sucrose with NaCl

Buffer 2; PBS, 20g/L Sucrose without NaCl

Buffer 3; PBS, 20g/L Dextran with NaCl

Buffer 4; PBS, 20g/L Dextran without NaCl